EXHIBIT 10.35

CONFIDENTIAL TREATMENT REQUESTED

SEVENTH AMENDMENT TO DEPOSIT PROCESSING SERVICES AGREEMENT1

This SEVENTH AMENDMENT TO DEPOSIT PROCESSING SERVICES AGREEMENT (this "Amendment") is entered into as of July 12, 2013, by and between Higher One, Inc. ("Higher One") and Cole Taylor Bank ("Bank").

WHEREAS, Higher One and Bank are parties to that certain Deposit Processing Services Agreement dated as of March 29, 2012 (as previously amended, the "Agreement"); and

WHEREAS, the Parties previously mutually agreed to terminate the Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	Unless otherwise defined in this Amendment, all capitalized terms used herein shall have the definitions indicated in the Agreement.

2.	The Parties agree to a mutually agreed termination date of October 31, 2013.

3.
Higher One agrees to reduce the number of the Depositor Accounts maintained at Bank to less than [***] by Transferring certain of the Depositor Accounts to one or more financial institutions designated by Higher One by a date no later than August 31, 2013.  As of August 31, 2013, Bank's obligation to (a) maintain the Depositor Accounts and (b) perform related obligations (including a good faith effort to review and approve Solicitation Materials in accordance with Section 2.5 of the Agreement) as provided pursuant to the terms of the Agreement shall be limited to no more than [***] Depositor Accounts at a given time.

4.	Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

3.1            Bank Compensation.  As partial compensation for performance of Bank's obligations pursuant to this Agreement, Bank shall retain any and all revenue it may generate from the investment of the funds held in the Depositor Accounts.  Within three (3) business days after the last day of each calendar month ending after August 31, 2013, Higher One shall pay to Bank the Bank Monthly Processing Services Payment (as defined in and in accordance with Annex B hereto).

5.	The following sentence is hereby added at the end of Section 3.2 of the Agreement:

After August 31, 2013, Bank shall have no further obligation to pay to Higher One the Monthly Processing Services Payment.

6.	A new Annex B is hereby added immediately following Annex A to the Agreement as set forth on Schedule 1 to this Amendment.

7.	This Amendment may not be amended, waived or modified in any manner without the prior written consent of each party hereto.

8.
Except as specifically amended and modified hereby, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.  Higher One and Bank each reserve any and all of their respective rights under the Agreement, as amended and modified hereby.

9.	This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws rules.

10.	This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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 ***Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COLE TAYLOR BANK

By:	/s/ Randall T. Conte
Its:	CFO

HIGHER ONE, INC.

By:	/s/ Miles Lasater
Its:	President

Schedule 1 to Seventh Amendment to Deposit Processing Services Agreement

ANNEX B2

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***Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.